SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): December 22, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Transfer and Servicing Agreement, dated as of August 1, 2006, providing for the issuance of Greenpoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes Series 2006-HE1)

Greenpoint Mortgage Funding Trust 2006-HE1
(Exact name of Issuing Entity as specified in its charter)

Structured Asset Securities Corporation
(Exact name of Depositor as specified in its charter)

Lehman Brothers Holdings Inc.
(Exact name of Sponsor as specified in its charter)
Structured Asset Securities Corporation
(Exact name of Registrant as specified in its charter)
Delaware	333-133985	74-2440850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of its Greenpoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes, Series 2006-HE1, Class Ax Notes and Class Ac Notes (the “Notes”) on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,831,838,000 aggregate principal amount of its Notes on August 28, 2006.

The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of August 1, 2006, between Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer (the “Issuer”) and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), and are secured by a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable rate, first and second lien home equity lines of credit and certain fixed rate, closed end, second lien mortgage loans with an aggregate outstanding principal balance of approximately $1,831,838,948 as of August 1, 2006.  The Issuer was created by a Trust Agreement (the “Trust Agreement”), dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor (the “Depositor”), U.S. Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.  The Issuer is a party to a Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”), dated as of August 1, 2006, by and among the Issuer, the Depositor, the Indenture Trustee and GMAC Mortgage Corporation, as Servicer.  The Indenture, Trust Agreement and the Transfer and Servicing Agreement were previously filed on a Current Report on Form 8-K on September 12, 2006.

Amendment No. 1 to Transfer and Servicing Agreement, dated and effective as of September 1, 2006 (“Amendment No. 1”), among the Depositor, the Issuer, the Servicer, and the Indenture Trustee, is attached hereto as Exhibit 4.1.  Amendment No. 1 clarifies certain provisions of the Transfer and Servicing Agreement.  All capitalized terms used but not specifically defined herein have the meaning assigned to such terms in the Transfer and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

Amendment No. 1 dated as of September 1, 2006 among Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, Structured Asset Securities Corporation, as Depositor, GMAC Mortgage Corporation, as Servicer and U.S. Bank National Association, as Indenture Trustee to the Transfer and Servicing Agreement dated as of August 1, 2006 among the Depositor, the Issuer, the Servicer, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Ellen Kiernan

Name:  Ellen Kiernan

Title:  Senior Vice President

Dated:  December 22, 2006

Exhibit Index

Exhibit

Page

4.1

Amendment No. 1 dated as of September 1, 2006 among Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, Structured Asset Securities Corporation, as Depositor, GMAC Mortgage Corporation, as Servicer and U.S. Bank National Association, as Indenture Trustee to the Transfer and Servicing Agreement dated as of August 1, 2006 among the Depositor, the Issuer, the Servicer, and the Indenture Trustee.

EXHIBIT 4.1